Exhibit 10.21
EXHIBIT 10.21
-------------

                               FINDER'S AGREEMENT
                               ------------------

         This Finder's Agreement is entered into as of April 1, 2004 (the "Effective Date"), by and between Enova Systems, Inc., a California corporation (the "Company"), and The Global Value Investment Portfolio Management Pte Ltd, a Singapore Company (the "Finder"), with reference to the following facts:

                                 R E C I T A L S
                                 ---------------

         WHEREAS, the Company intends to offer and sell, pursuant to exemptions from registration under the Securities Act of 1933, as amended, and Regulation D promulgated thereunder ("Regulation D") shares of Common Stock of the Company (the "Securities"), a private offering to be directed to individuals and entities which are suitable investors (the "Offering"); and

         WHEREAS, the Company desires to engage Finder and Finder desires to be engaged by the Company to identify and introduce to the Company qualified individuals and entities who may be solicited by the Company to subscribe for Securities in the Offering.

         NOW,   THEREFORE,   in   consideration  of  the  mutual  covenants  and
representations, and subject to the conditions herein contained, the parties hereto agree as follows:

         1. Engagement as Finder. The Company hereby engages Finder and the Finder hereby accepts the engagement with the Company, on the terms and subject to the conditions hereinafter set forth, to act non-exclusively as a finder of qualified individuals and entities from whom the Company may solicit subscriptions to purchase Securities in the Offering. Finder's engagement shall commence upon the date first written above and for an initial period through April 30, 2004 (the "Term").

         2. The Offering. Finder agrees to identify and introduce to the Company individuals and entities that are "accredited" as defined under Regulation D who reside outside of the United States and who are capable of bearing the risk of investment in the Securities ("Qualified Investors").

         3. Fee. In consideration for Finder's performance of the services hereunder, the Company agrees to pay Finder a fee of 5% of the purchase price of the securities purchased from the Company by Qualified Investors. Such fee shall be paid in the form of restricted shares of Common Stock of the Company with a deemed value of $0.15 per share, which is equal to or in excess of the "ask" price of the Company's Common Stock as of the date hereof (the "Finders Fee"). Finder likewise makes the warranties and representations set forth on Exhibit A hereto with respect to the receipt of such Finders Fee.

         4. Engagement as Finder Only. The parties hereto acknowledge that Finder is not registered as a broker, dealer, agent or investment advisor under applicable federal or state securities laws. Accordingly, in performing the services contemplated hereunder, Finder shall not effect transactions in securities, and shall act as a finder only and shall not act, either directly or indirectly, as a broker, dealer, agent or investment advisor (as such terms are defined under applicable federal and state securities laws and regulations). Without limiting the generality of the foregoing, Finder shall have no authority to, and shall not, (i) offer for sale or solicit offers to buy any securities of the Company to or from any person, (ii) provide any advisory or valuation services to any person regarding any of the securities offerings contemplated hereunder or the merits or risks of an investment in any such securities, (iii) provide any information to any person, other than such information reasonably necessary to introduce such person to the Company, regarding the Company, its proposed business or any such securities or offerings, (iv) make any representations or warranties in connection with any such offerings or (v) otherwise effect any transactions with respect to, or induce or attempt to induce the purchase or sale of, any such securities.

         5. Company Discretion. Subject to the above limitations, the Company has the right in its sole and absolute discretion whether and on what terms it will conduct a sale of Securities and whether to accept or reject a subscription from an investor during the Term of this Agreement.

         6. Confidential Information. All information that is identified in writing by the Company as confidential shall remain the property of the Company and shall not be used by Finder or its affiliates in any way except in connection with the services performed or to be performed by Finder under this Agreement. Finder shall not disclose such information to third parties without the express written approval of the Company. The foregoing shall not apply to any information that is or becomes publicly available without breach of this Agreement, which is rightfully received by Finder from a third party without such restrictions, which is made available by the Company to third parties without such restrictions, or which is released in writing from such restrictions by the Company.

         7. Relationship Between Parties. In performing the services under this Agreement, Finder shall operate as an independent contractor and shall not act as, or be, an agent, employee, partner or joint venturer of the Company. Finder shall in no way have authority to bind or obligate the Company in any respect.

         8. Compliance With All Laws. Finder shall perform the services provided herein in compliance with all applicable laws, rules, and regulations.

         9. Entire Agreement. This Agreement constitutes the entire agreement between the Company and Finder relating to the Offering, and supersedes all prior agreements between the parties, whether oral or written, and may only be amended by a writing signed by both parties.

         10. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California without regard to its conflict of law rules. Venue for all disputes arising out of this Agreement shall be Los Angeles, State of California.

         11. Notices. Any notice or other communication required or permitted to be given by either party shall be given in writing either personally or by U.S. first class mail, postage prepaid, addressed to the other party at the address shown below such party's signature hereto or to such other address as either party shall indicate by proper notice to the other in the same manner as provided above. All notices will be deemed effective either upon receipt or five (5) business days after mailing in accordance with the above provisions.

         12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         13. Amendments and Waivers. This Agreement may be amended only by a writing executed by the parties hereto and the observance of any term of this Agreement by a party hereto may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the other party hereto. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Company and Finder.

         14. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision, or such portion of such provision as may be necessary, shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be thereafter enforceable in accordance with its terms.

         15. Attorneys Fees; Reimbursement. In the event of any claim, dispute, litigation, arbitration or action concerning or related to this Agreement, or any alleged breach of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs of suit and disbursements in addition to any other remedies or damages which may be properly awarded or awardable.

         16. Further Assurances. Each of the parties hereto shall perform such further acts and execute such documents as may reasonably be required to effectuate the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Enova Systems, Inc.

By:
    --------------------------
      (Signature)

------------------------------
(Print Name & Title)

The Global Value Investment Portfolio Management Pte Ltd

By:
    --------------------------
     (Signature)

------------------------------
(Print Name & Title)

                                    EXHIBIT A


         Finder represents and warrants to the Corporation as to itself that:

         Investment. The Finder is acquiring the Finders Fee for investment purposes only for its own account, and not with a view to, or for resale in connection with, any distribution thereof, and it has no present intention of selling or distributing any such securities. Finder understands that the Finders Fee has not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment as expressed herein. All such securities are hereinafter collectively referred to as the "Securities".

         Rule 144. The Finder acknowledges that because the Securities have not been registered under the Securities Act, the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of shares purchased in a private placement under certain circumstances.

         No Public Market. The Finder understands that no public market now exists for any of the securities issued by the Corporation and that it is uncertain whether a public market will ever exist for any such securities.

         Access to Data. The Finder has had an opportunity to discuss the Corporation's business, management and financial affairs with its management and to obtain any additional information necessary or appropriate for deciding whether or not to purchase the Securities.

         Knowledge And Experience. Finder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Securities, and it is able to bear the economic risk of such investment. Further, the individual executing this Agreement has such knowledge and experience in financial and business matters that he or she is capable of utilizing the information made available to him or her in connection with the offering of the Securities, of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision with respect to the Securities.

         Requisite Power. The Finder has all requisite power and authority necessary to enter into and to carry out the provisions of this Agreement and the transactions contemplated hereby.

         Accredited Investor. Finder is an "accredited investor" as that term is defined in Regulation D promulgated by the Securities and Exchange Commission.